MARK SOLUTIONS, INC.

                             1993 STOCK OPTION PLAN














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                                                  TABLE OF CONTENTS

Page
Section   1. PURPOSE............................................           4

Section   2. DEFINITIONS........................................           4
              2.1   Board.......................................           4
              2.2   Code........................................           4
              2.3   Committee...................................           4
              2.4   Corporation.................................           4
              2.5   Exchange Act................................           4
               2.6  Fair Market Value...........................           4
              2.7   Option......................................           4
              2.8   Key Employee................................           4
              2.9   Option Certificate..........................           5
              2.10  Option Price................................           5
              2.11  Parent Corporation..........................           5
              2.12  Plan........................................           5
              2.13  Principal Officer...........................           5
              2.14  Securities Act..............................           5
              2.15  Stock.......................................           5
              2.16  Subsidiary..................................           5
              2.17  Ten Percent Shareholder.....................           5

Section   3. SHARES SUBJECT TO OPTIONS..........................           6

Section   4. EFFECTIVE DATE....................................            6

Section   5. COMMITTEE.........................................            6

Section   6. ELIGIBILITY.......................................            6

Section   7. GRANT OF OPTIONS..................................            7
             7.1  Committee Action.............................            7
              7.2   $100,000 Limit.............................            7

Section   8. OPTION PRICE......................................            7

Section   9. EXERCISE PERIOD..................................             8
Section   10.  NONTRANSFERABILITY.............................             9

Section   11.  SECURITIES REGISTRATION AND RESTRICTIONS.......             9

Section   12.  LIFE OF PLAN...................................            10

Section   13.  ADJUSTMENT.....................................            10

Section   14.  SALE OR MERGER OF THE CORPORATION..............            10

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Section   15.  AMENDMENT OR TERMINATION......................             11

Section   16.  MISCELLANEOUS................................              11
              16.1    No Shareholder Rights.................              11
              16.2    No Contract of Employment.............              11
              16.3    Withholding...........................              11
              16.4    Construction..........................              11





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Section 1. PURPOSE

    The purpose of this Plan is to promote the interests of the Corporation by granting Options to purchase Stock to Key Employees in order to (a) attract and retain Key Employees; (b) provide an additional incentive to each Key Employee to work to increase the value of the Stock; and (c) provide each such Key Employee with a stake in the future of the Corporation which corresponds to the stake of each of the Corporation's shareholders.

Section 2. DEFINITIONS

    Each term set forth in this Section 2 shall have the meaning set forth opposite such term for purposes of this Plan and for any Option granted under this Plan. For purposes of such definitions, the singular shall include the plural and the plural shall include the singular. Unless otherwise expressly indicated, all Section references herein shall be construed to mean references to a particular Section of this Plan.

    2.1 Board means the Board of Directors of the Corporation.

    2.2 Code means the Internal Revenue Code of 1986, as amended.

    2.3 Committee means the committee or either of the committees appointed by the Board to administer this Plan as contemplated by Section 5.

    2.4 Corporation means Mark Solutions, Inc., a Delaware corporation, and any successor to such corporation.

    2.5 Exchange Act means the Securities Exchange Act of 1934, as amended.

   2.6 Fair Market Value means the price which the Committee acting in good faith determines through any reasonable valuation method that a share of Stock might change hands between a willing buyer and a willing seller, neither being under any compulsion to buy or to sell and both having reasonable knowledge of the relevant facts.

   2.7 Key Employee means any employee of the Corporation or a Subsidiary, who, in the judgment of the Committee acting in its absolute discretion, is a key to the success of the Corporation or a Subsidiary.

   2.8 Option means any option granted under this Plan to purchase Stock which satisfies the requirements of Section 422 of the Code.

  2.9 Option Certificate means the written agreement or instrument which sets forth the terms of an Option granted to a Key Employee under this Plan.

  2.10 Option Price means the price which shall be paid to purchase one share of stock upon the exercise of an Option granted under this Plan.

  2.11 Parent Corporation means any corporation which is a parent corporation of the Corporation within the meaning of Section 424(e) of the Code.

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  2.12  Plan means this Mark Solutions, Inc. 1993 Stock Option Plan, as amended from time to time.

  2.13 Principal Officer means the Chairman of the Board (if the Chairman of the Board is a payroll employee), the Chief Executive Officer, the President, any Executive Vice President, any Senior Vice President, any Vice President and the Treasurer of the Corporation and any other person who is an "officer" of the Corporation as that term is defined in Rule 16a-1(f) under the Exchange Act or any successor rule thereunder.

 2.14 Securities Act means the Securities Act of 1933, as amended.

 2.15 Stock means the Common Stock, $.01 par value per share, of the Corporation.

 2.16 Subsidiary means any corporation which is a subsidiary corporation of the Corporation within the meaning of Section 424(f) of the Code.

 2.17 Ten Percent Shareholder means a person who owns after taking into account the attribution rules of Section 424(d) of the Code more than ten percent
     (10%) of the total combined voting power of all classes of stock of either the Corporation, a Subsidiary or a Parent Corporation.

Section 3.   SHARES SUBJECT TO OPTIONS

      There shall be 1,000,000 shares of Stock reserved for issuance in connection with Options under this Plan. Such shares of Stock shall be reserved to the extent that the Corporation deems appropriate from authorized but unissued shares of Stock and from shares of Stock which have been reacquired by the Corporation. Any shares of Stock subject to an Option which remain after the cancellation expiration or exchange of such Option for another Option thereafter shall again become available for use under this Plan.

Section 4.   EFFECTIVE DATE

      The effective date of this Plan shall be the date it is originally approved and adopted by the Board of the Corporation, subject to approval by the shareholders of the Corporation acting at a duly called meeting of such shareholders or acting by unanimous written consent in lieu of a meeting, provided such shareholder approval occurs within twelve (12) months after the date the Board approves and adopts this Plan.

Section 5.   COMMITTEE

      This Plan shall be administered by the Committee. The Committee acting in its absolute discretion shall exercise such powers and take such action as expressly called for under this Plan. Furthermore, the Committee shall have the power to interpret this Plan and to take such other action in the administration and operation of this Plan as the Committee deems equitable under the circumstances, which action shall be binding on the Corporation, on each affected Key Employee, and on each other person directly or indirectly affected Key Employee, and on each other person directly or indirectly affected by such action. The Board may designate one Committee, all of the members of which are members of the Board.

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Section 6.   ELIGIBILITY

      Only Key Employees shall be eligible for the grant of Options under this Plan.

Section 7.   GRANT OF OPTIONS

      7.1Committee Action. The Committee in its absolute discretion shall grant Options to Key Employees under this Plan from time to time to purchase shares of Stock and, further, shall have the right to grant new Options in exchange for outstanding Options. Each grant of an Option shall be evidenced by an Option Certificate, and each Option Certificate shall:

      (a)specify that the Option is an "incentive stock option";

    (b) incorporate such other terms and conditions as the Committee acting in its absolute discretion deems consistent with the terms of this Plan, including, without limitation, a limitation on the number of shares subject to the option which first became exercisable or subject to surrender during any particular period.

In connection with the termination for any reason of employment by or service to the Corporation or any Subsidiary of any particular holder of any Option, the Committee may, in its discretion, determine to modify the number of shares of Stock as to which such Option first becomes exercisable during any particular period as provided in the related Option Certificate; provided, however, that the Committee may not extend any such period with respect to any shares of Stock subject to such Option.

      7.2$100,000 Limit. To the extent that the aggregate Fair Market Value of the stock with respect to which Options satisfying the requirements of Section 422 of the Code granted a Key Employee under this Plan and under any other stock option plan adopted by the Corporation, a Subsidiary or a Parent Corporation first become exercisable in any calendar year exceeds $100,000 (based upon the Fair Market Value on the date of the grant), such Options shall be treated as non-qualified options.

Section 8. OPTION PRICE

    The Option Price for each share of Stock subject to an Option shall not be less than the Fair Market Value of a share of Stock on the date the Option is granted, or if the Key Employee is a Ten Percent Shareholder, the Option Price for each share of Stock subject to such Option shall not be less than 110% of the Fair Market Value of a share of Stock on the date the Option is granted. The Option Price shall be payable in cash in full upon the exercise of any Option.

Section 9. EXERCISE PERIOD

    Each Option granted under this Plan shall be exercisable in whole or in part at such time or times as set forth in the related Option Certificate, but no Option Certificate shall provide that:

    (a) an Option is exercisable before the date such Option is granted, or

    (b) an Option is exercisable after the date which is the tenth anniversary of the date such option is granted. If an Option is granted to a Key Employee who is a Ten Percent Shareholder the Option Certificate shall provide that the Option is not exercisable after the expiration of five years from the date the Option is granted. An Option Certificate may provide for the exercise of an Option after the employment of a Key Employee has terminated only as provided below.

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    Upon the  occurrence  of the Key  employee's  ceasing  for any  reason to be
employed  by  the  Corporation   (such   occurrences  being  a  "termination  of
employment"), the Option, the extent not previously exercised, shall terminate and become null and void immediately upon such termination of employment, except in a case where the termination of the Key Employee's employment is by reason of retirement, disability or death.

    Upon a termination of employment by reason of retirement, disability or death, the Option may be exercised during the following periods, but only to the extent that the Option was outstanding and exercisable on any such date of retirement, disability or death: (i) the one-year period following the date of such termination of employment in the case of a disability (within the meaning of Section 22(e) (3) of the Code), (ii) the six-month period following the date of issuance of letters testamentary or letters of administration to the executor or administrator of a deceased Key Employee, in the case of death during his employment by the Corporation, but not later than one year after the Key
Employee's death, and (iii) the three-month period following the date of such termination in the case of retirement on or after attainment of age 65, or in the case of disability other than as described in (i) above. In no event, however, shall any such period extend beyond the original exercise period.

    A transfer of the Key Employee's employment between the Corporation and any Subsidiary, or between any Subsidiaries, shall not be deemed to be a termination of the Key Employee's employment.

    Notwithstanding any other provisions set forth herein or in the Plan, if the Key Employee shall (i) commit any act of malfeasance of wrongdoing affecting the Corporation or any Subsidiary, (ii) breach any covenant not to compete, or employment contract, with the Corporation or any Subsidiary, or (iii) engage in conduct that would warrant the Key Employee's discharge for cause (excluding general dissatisfaction with the performance of the Key Employee's duties, but including any act of disloyalty or any conduct clearly tending to bring discredit upon the Corporation or any Subsidiary), any unexercised portion of the Option shall immediately terminate and be void.

Section 10.  NONTRANSFERABILITY

    No Option granted under this Plan shall be transferable by a Key Employee otherwise than by will or by the laws of descent and distribution, and such Option shall be exercisable during a Key Employee's lifetime only by the Key Employee. The person or persons to whom an Option is transferred by will or by the laws of descent and distribution thereafter shall be treated as the Key Employee for purposes of this Plan.



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Section 11.  SECURITIES REGISTRATION AND RESTRICTIONS

    Each Option Certificate shall provide that, upon the receipt of shares of Stock as a result of the exercise of an Option, the Key Employee shall, if so requested by the Corporation, hold such shares of Stock for investment and not with a view toward resale or distribution to the public and, if requested by the Corporation, shall deliver to the Corporation a written statement to that effect satisfactory to the Corporation. Each Option Certificate shall also provide that, if so requested by the Corporation, the Key Employee shall represent in writing to the Corporation that he or she will not sell or offer to sell any such shares of Stock unless a registration statement shall be in effect with respect to such Stock under the Securities Act and any applicable state securities law or unless he or she shall have furnished to the Corporation an opinion, in form and substance satisfactory to the Corporation, of legal counsel acceptable to the Corporation, that such registration is not required. Certificates representing the Stock transferred upon the exercise of an Option granted under this Plan may at the discretion of the Corporation bear a legend to the effect that such Stock has not been registered under the Securities Act or any applicable state securities law and that such Stock may not be sold or offered for sale in the absence of (i) an effective registration statement as to such Stock under the Securities Act and any applicable state securities law or
(ii) an opinion, inform and substance satisfactory to the Corporation, of legal counsel acceptable to the Corporation, that such registration is not required. Furthermore, the Corporation shall have the right to require a Key Employee to enter into such shareholder or other related agreements as the Corporation deems necessary or appropriate under the circumstances as a condition to the issuance of any Stock under this Plan to a Key Employee.

Section 12.  LIFE OF PLAN

    No Option shall be granted under this Plan on or after the earlier of

    (a) the tenth anniversary of the original effective date of this Plan as determined under Section 4; provided, however, that after such anniversary date this Plan otherwise shall continue in effect until all outstanding Options have been exercised in full or no longer are exercisable, or

    (b) the date on which all of the Stock reserved under Section 3 of this Plan has, as a result of the exercise of Options granted under this Plan, been issued or no longer is available for use under this Plan, in which event this plan also shall terminate on such date.

Section 13.  ADJUSTMENT

    The number of shares of Stock reserved under Section 3 of this Plan, and the number of shares of Stock subject to Options granted under this Plan and the Option Price of such Options shall be adjusted by the Board in an equitable manner to reflect any change in the capitalization of the Corporation, including, but not limited to, such changes as stock dividends or stock splits. Furthermore, the Board shall have the right to adjust in a manner which satisfies the requirements of Section 424(a) of the Code the number of shares of Stock reserved under Options granted under this Plan and the Option Price of such Options in the event of any corporate transaction described in Section

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424(a) of the Code that  provides for the  substitution  or  assumption  of such
Options. If any adjustment under this Section 13 would create a fractional share of Stock or a right to acquire a fractional share of Stock, such fractional share shall be disregarded and the number of shares of Stock reserved under this Plan and the number subject to any Options granted under this Plan shall be the next lower number of shares of Stock, rounding all factions downward. An adjustment made under this Section 13 by the Board shall be conclusive and binding on all affected persons and, further, shall not constitute an increase in "the number of shares reserved under Section 3" within the meaning of Section 15(a) of this Plan.


Section 14.  SALE OR MERGER OF THE CORPORATION

    If the Corporation agrees to sell all or substantially all of its assets for cash or property or for a combination of cash and property or agrees to any merger, consolidation, reorganization, division or other corporate transaction in which Stock is converted into another security or into the right to receive securities or property and such agreement does not provide for the assumption or substitution of the Options granted under this Plan, each then outstanding Option at the direction and discretion of the Board may be canceled unilaterally by the Corporation as of the effective date of such transaction in exchange for the same net consideration which each Key Employee would have received if each such Option had been exercisable in full on such date and each Key Employee had exercised each such Option for Stock under Section 11 on such date and then sold such Stock on such date.


Section 15.  AMENDMENT OR TERMINATION

    This Plan may be amended by the Board from time to time to the extent that the Board deems necessary or appropriate; provided, however, that no such amendment shall be made absent the approval of the shareholders of the Corporation (a) to increase the aggregate number of shares reserved under
Section 3, (b) to extent the maximum life of the Plan under Section 12 or the maximum exercise period under Section 9, (c) to decrease the minimum option price under Section 8, (d) to change the class of persons eligible for Options under Section 6 or to otherwise materially modify the requirements as to eligibility for participation in this Plan, or (e) to otherwise materially increase the benefits accruing under this Plan. The Board also may suspend the granting of Options under this Plan at any time and may terminate this Plan at any time; provided, however, that the Corporation shall not have the right unilaterally to cancel or, in a manner which would materially adversely affect the holder, amend or modify any Option granted before such suspension or termination unless (i) the Key Employee consents in writing to such modification, amendment or cancellation or (ii) there is a dissolution or liquidation of the Corporation or a transaction described in Section 13 or
Section 14 of this Plan.

Section 16.  MISCELLANEOUS

    16.1 No Shareholder Rights. No Key Employee shall have any rights as a shareholder of the Corporation as a result of the grant of an Option to him or to her under this Plan or his or her exercise of such Option pending the actual delivery of Stock subject to such Option to such Key Employee.

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    16.2 No Contract  of  Employment.  The grant of an Option to a Key  Employee under this Plan shall not constitute a contract of employment and shall not confer on a Key Employee any rights upon his or her termination of employment or service in addition to those rights, if any, expressly set forth in the Option Certificate which evidences his or her Option.

    16.3 Withholding. The exercise of any Option granted under this Plan shall constitute a Key Employee's full and complete consent to whatever action the Committee elects to satisfy the federal and state tax withholding requirements, if any, which the Committee in its discretion deems applicable to such exercise or surrender.

    16.4 Construction. This Plan and the Option Certificates shall be construed under the laws of the State of New Jersey.





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                              MARK SOLUTIONS, INC.

                        INCENTIVE STOCK OPTION AGREEMENT


  THIS AGREEMENT, dated as of the date of grant, ******************* ,(the "Date of Grant"), is delivered by Mark Solutions, Inc., a Delaware corporation (the "Corporation") to ************** (the "Grantee"), who is an employee or officer of the Corporation or one of its subsidiaries.

  WHEREAS, the Board of Directors of the Corporation (the "Board") on April 19, 1993, adopted, with subsequent stockholder approval, the Corporation's 1993 Incentive Stock Option Plan (the "Plan").

  WHEREAS, the Plan provides for the granting of incentive stock options by a committee to be appointed by the Board (the "Committee") to officers and key employees of the Corporation or any subsidiary to purchase shares of the Common Stock of the Corporation, par value $.01 per share (the "Stock"), in accordance with the terms and provisions thereof; and

  WHEREAS, the Committee considers the Grantee to be a person who is eligible for a grant of incentive stock options under the Plan, and has determined that it would be in the best interest of the Corporation to grant the incentive stock options documented herein.

  NOW, THEREFORE, the parties hereto, intending to be legally bound hereby, agree as follows:


1.  Grant of Option.

  Subject to the terms and conditions hereinafter set forth, the Corporation, with the approval and at the direction of the Committee, hereby grants to the Grantee, as of the Date of Grant, an option to purchase up to ****** shares of Stock at a price of $***** per share, the fair market value. Such option is hereinafter referred to as the "Option" and the shares of Stock purchasable upon exercise of the "Option" are hereinafter sometimes referred to as the "Option Shares". The Option is intended by the parties hereto to be, and shall be treated as, an incentive stock option (as such term is defined under Section 422 of the Internal Revenue Code of 1986).

2.  Exercise.

  Subject to such further limitations as are provided herein, the Option shall become exercisable on and after three (3) months from Date of Grant.



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3.  Termination of Option.

  (a) The Option and all rights hereunder with respect thereto, to the extent such rights shall not have been exercised, shall terminate and become null and void after the expiration of three (3) years from Date of Grant (the "Option Term").

  (b) Upon the occurrence of the Grantee's ceasing for any reason to be employed by the Corporation (such occurrence being a "termination of employment"), the Option, to the extent not previously exercised, shall terminate and become null and void immediately upon such termination of the Grantee's employment, except in a case where the termination of the Grantee's employment is by reason of retirement, disability or death.

  Upon a termination of the Grantee's employment by reason of retirement, disability or death, the Option may be exercised during the following periods, but only to the extent that the Option was outstanding and exercisable on any such date of retirement, disability or death: (i) the one-year period following the date of such termination of the Grantee's employment in the case of a disability (within the meaning of Section 22(e) (3) of the Code), (ii) the six-month period following the date of issuance of letters testamentary or letters of administration to the executor or administrator of deceased Grantee, in the case of the Grantee's death during his employment by the Employer, but not later than one year after the Grantee's death, and (iii) the three-month period following the date of such termination in the case of retirement on or about attainment of age 65, or in the case of disability other than as described in (i) above. In no event, however, shall any such period extend beyond the Option Term.

  (c) In the event of the death of the Grantee, the Option may be exercised by the Grantee's legal representative(s), but only to the extent that the Option would otherwise have been exercisable by the Grantee.

  (d) A transfer of the Grantee's employment between the Corporation and any Subsidiary, or between any Subsidiaries, shall not be deemed to be a termination of the Grantee's employment.

(d) Notwithstanding any other provisions set forth herein or in the Plan, if the Grantee shall (i) commit any act of malfeasance or wrongdoing affecting the Corporation or any Subsidiary, (ii) breach any covenant not to compete, or employment contract, with the Corporation or any Subsidiary, or (iii) engage in conduct that would warrant the Grantee's discharge for cause (excluding general dissatisfaction with the performance of the Grantee's duties, but including any act of disloyalty or any conduct clearly tending to bring discredit upon the Corporation or any Subsidiary) any unexercised portion of the Option shall immediately terminate and be void.




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4.  Exercise of Options.

  (a) The Grantee may exercise the Option with respect to all or any part of the number of Option Shares then exercisable hereunder by giving the Secretary of the Corporation written notice of intent to exercise. The notice of exercise shall specify the number of Option Shares as to which the Option is to be exercised and the date of exercise thereof, which date shall be at least five
(5) days after the giving of such notice unless an earlier time shall have been mutually agreed upon.

  (b) Full payment (in U.S. dollars) by the Grantee of the option price for the Option Shares purchased shall be made on or before the exercise date specified in the notice of exercise in cash.

  (c) On the exercise date specified in the Grantee's notice or as soon thereafter as is practicable, the Corporation shall cause to be delivered to the Grantee, a certificate or certificates for the Option Shares then being purchased (out of theretofore issued Stock or reacquired Stock, as the Corporation may elect) upon full payment for such Option Shares. The obligation of the Corporation to deliver Stock shall, however, be subject to the condition that if at any time the Committee shall determine in its discretion that the listing, registration or qualification of the Option or the Option Shares upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

  (d) If the Grantee fails to pay for any of the Option Shares specified in such notice or fails to accept delivery thereof, the Grantee's right to purchase any such Option Shares may be terminated by the Corporation. The date specified in the Grantee's notice as the date of exercise shall be deemed the date of exercise of the Option, provided that payment in full for the Option Shares to be purchased upon such exercise shall have been received by such date.

5. Adjustment of and Changes in Stock of the Corporation.

  In the event of a reorganization, recapitalization, change of shares, stock split, spin-off, stock dividend, reclassification, subdivision or combination of shares, merger, consolidation, rights offering, or any other change in the corporate structure or shares of capital stock of the Corporation, the Committee shall make any adjustment as it deems appropriate in the number and kind of shares of Stock subject to the Option or in the option price provided, however, that no such adjustment shall give the Grantee any additional benefits under the Option.




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6.  No Rights of Stockholders.

  Neither the Grantee nor any personal representative shall be, or shall have any of the rights and privileges of, a stockholder of the Corporation with respect to any shares of Stock purchasable or issuable upon the exercise of the Option, in whole or in part, prior to the date of exercise of the Option.

7.  Non-Transferability of Option.

  During the Grantee's lifetime, the Option hereunder shall be exercisable only by the Grantee or any guardian or legal representative of the Grantee, and the Option shall not be transferable except, in case of the death of the Grantee, by will or the laws of descent and distribution, nor shall the Option be subject to attachment, execution or other similar process. In no event of (a) any attempt by the Grantee to alienate, assign, pledge, hypothecate or otherwise dispose of the Option, except as provided for herein, or (b) the levy of any attachment, execution or similar process upon the rights or interest hereby conferred, the Corporation may terminate the Option by notice to the Grantee and it shall thereupon become null and void.

8.  Employment Not Affected.

  The granting of the Option nor its exercise shall not be construed as granting to the Grantee any right with respect to continuance of employment of the Corporation. Except as may otherwise be limited by a written agreement between the Corporation and the Grantee, the right of the Corporation to terminate at will the Grantee's employment with it at any time (whether by dismissal, discharge, retirement or otherwise) is specifically reserved by the Corporation, or on behalf of the Corporation (whichever the case may be), and acknowledged by the Grantee.

9.  Amendment of Option.

  The Option may be amended by the Board or the Committee at any time (i) if the Board or the Committee determines, in its sold discretion, that amendment is necessary or advisable in the light of any addition to or change in the Internal Revenue Code of 1986 or in the regulations issued thereunder, or any federal or state securities law or other law or regulation, which change occurs after the Date of Grant and by its terms applies to the Option; or (ii) other than in the circumstances described in clause (i), with the consent of the Grantee.




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10. Incorporation of Plan by Reference.

  The Option is granted pursuant to the terms of the Plan, the terms of which are incorporated herein by reference, and the Option shall in all respects be interpreted in accordance with the Plan. The Committee shall interpret and construe the Plan and this instrument, and its interpretations and determinations shall be conclusive and binding on the parties hereto and any other person claiming an interest hereunder, with respect to any issue arising hereunder or thereunder.

11.  Governing Law.

  The validity, construction, interpretation and effect of this instrument shall exclusively be governed by and determined in accordance with the law of the State of New Jersey, except to the extent preempted by federal law, which shall to that extent govern.


    IN WITNESS WHEREOF, the Corporation has caused its duly authorized officers to execute and attest this Grant of Incentive Stock option, and to apply the corporate seal hereto, and the Grantee has placed his or her signature hereon, effective as of the Date of Grant.


Attest:                                                    MARK SOLUTIONS, INC.



___________________________                       By:___________________________
Secretary                                                            President




ACCEPTED AND AGREED TO:



By:_________________________
     Grantee



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